UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 20, 2023

JACOBS SOLUTIONS INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	File No. 1-7463	88-1121891
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1999 Bryan Street, Suite 3500, Dallas, Texas		75201
(Address of Principal Executive Offices)		(Zip Code)

(Registrant’s Telephone Number, Including Area Code) (214) 583-8500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol(s)	Name of Exchange on which registered
Common Stock, $1 par value	J	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement

On November 20, 2023 (the “Signing Date”), Jacobs Solutions Inc. (the “Company”), Amazon Holdco Inc., a wholly owned subsidiary of the Company (“SpinCo”), Amentum Parent Holdings LLC (“Amentum”) and Amentum Joint Venture LP, the sole equityholder of Amentum (“Amentum Equityholder”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which the Company will spin off and combine its Critical Mission Solutions and Cyber & Intelligence government services businesses (collectively, the “SpinCo Business”) with Amentum in a Reverse Morris Trust transaction.

Immediately prior to the Merger (as defined below) and pursuant to a Separation and Distribution Agreement, dated as of November 20, 2023, among the Company, SpinCo, Amentum and Amentum Equityholder (the “Separation Agreement”), the Company will, among other things, and subject to the terms and conditions of the Separation Agreement, transfer the SpinCo Business to SpinCo and its subsidiaries (the “Reorganization”) in exchange for the issuance by SpinCo of shares of common stock, par value $0.01 per share, of SpinCo (the “SpinCo Common Stock”) and a cash payment of $1,000,000,000, subject to adjustment based on the levels of cash, debt and working capital in the SpinCo Business at closing (the “SpinCo Payment”). Thereafter, the Company will distribute shares of SpinCo Common Stock to the Company’s stockholders without consideration on a pro rata basis (the “Distribution”), and a portion of the outstanding shares of SpinCo Common Stock will be retained by a subsidiary of the Company (such subsidiary, the “Contributing Subsidiary” and such shares, the “Retained Shares”).

Following the Distribution, in accordance with and subject to the terms and conditions of the Merger Agreement, Amentum will merge with and into SpinCo (the “Merger”), with SpinCo surviving the Merger. As a result of the Distribution and the Merger, Jacobs and its shareholders will own between 58.5% and 63% of SpinCo’s outstanding shares of common stock, consisting of at least 51% held by Jacobs’ shareholders with Jacobs retaining 7.5% to 12%, and Amentum Equityholder will own no less than 37% of SpinCo’s outstanding shares.

Agreement and Plan of Merger

Upon consummation of the Merger, the Amentum equity interests will be converted into the right to receive the Base Consideration and, if applicable, the Additional Merger Consideration. The “Base Merger Consideration” is a number of shares of SpinCo Common Stock equal to 37% of the total number of outstanding SpinCo shares immediately following the consummation of the Merger. The “Additional Merger Consideration” is a number of shares of SpinCo Common Stock that, together with the Base Merger Consideration, will equal between 37% and 41.5% of the total number of outstanding SpinCo shares following the issuance of the Additional Merger Consideration. The Additional Merger Consideration may be issued at or after the closing, and the amount will be determined based on the extent to which the SpinCo Business meets certain operating profit targets in fiscal year 2024.

The Merger Agreement contains customary representations and warranties made by each of the Company, SpinCo, Amentum and Amentum Equityholder. The parties have also agreed to various covenants in the Merger Agreement, including, among other things, covenants (i) to use reasonable best efforts to conduct their respective operations in all material respects in the ordinary course of business (with respect the Company, solely related to the SpinCo Business) and (ii) not to take certain actions prior to the Closing without the consent of the other party. In addition, the parties have agreed to cooperate with one another and use their reasonable best efforts to obtain regulatory approvals required to consummate the transactions.

Consummation of the Merger is subject to satisfaction or waiver of a number of conditions, including (i) expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and receipt of other specified consents, approvals or clearances pursuant to applicable antitrust and foreign investment laws; (ii) completion of the Reorganization and the Distribution in accordance with the Separation Agreement; (iii) the effectiveness of SpinCo’s registration statement registering the SpinCo Common Stock to be issued in the Distribution (the “SpinCo Registration Statement”); (iv) the absence of legal restraints or prohibitions on the consummation of the Reorganization, the Distribution or the Merger; and (v) the approval for listing on the New York Stock Exchange of the shares of SpinCo Common Stock to be distributed in the Distribution. The obligation of each party to consummate the Merger is also conditioned upon the other party’s representations and warranties being true and correct (subject to certain exceptions) and the other party having performed in all material respects its obligations under the Merger Agreement.

The Merger Agreement provides for certain mutual termination rights of the Company and Amentum, including the right of either party to terminate the Merger Agreement: (i) if the Merger is not consummated by the date that is thirteen (13) months following November 20, 2023, which is subject to an automatic extension for two additional periods of three (3) months each (the “Outside Date”) if certain closing conditions have not been satisfied; and (ii) if a Governmental Authority has permanently prohibited, restrained, made illegal the consummation of the Merger. In addition, each party has the right to terminate the Merger Agreement in the event that the other party breaches its representations, warranties, covenants or other agreements in the Merger Agreement such that the related closing condition would not be satisfied by the Outside Date, subject to a 60-day cure right for breaches capable of being cured.

A term sheet attached to the Merger Agreement further provides that for two years following the Closing, Steve J. Demetriou, former Chief Executive Officer (“CEO”) of the Company, will serve as the Executive Chair of the combined company. John Heller, CEO of Amentum, will serve as the CEO of the combined company. Steve Arnette, EVP and President of the Company’s Critical Mission Solutions business, will serve as Chief Operating Officer of the combined company. Effective as of the Closing, the board of directors of the combined company will be comprised of fourteen directors (unless the parties determine that certain director designees employed by an affiliate of Lindsay Goldberg LLC or by American Securities LLC qualify as “independent,” in which case the board of the combined company will be comprised of twelve directors). In the event the initial board of directors of the combined company will be comprised of fourteen directors, each of the Company and Amentum will designate seven directors and in the event the initial board of directors of the combined company will be comprised of twelve directors, each of the Company and Amentum will designate six directors. The Company’s designees will include Steve J. Demetriou. Amentum’s designees will include John Heller and former Amentum CEO John Vollmer.

Separation Agreement

The Separation Agreement governs the rights and obligations of the Company, SpinCo, Amentum and Amentum Equityholder regarding the Reorganization, and provides, among other things, for the transfer by the Company to SpinCo of certain assets, and the assumption by SpinCo of certain liabilities, related to the SpinCo Business. The Separation Agreement also governs the rights and obligations of the Company and SpinCo regarding the Distribution. After the Distribution and the Merger, the Company will seek to transfer a portion of the Retained Shares to creditors in exchange for outstanding debt obligations of the Company (the “Debt-for-Equity Exchange”) or otherwise use a portion of the proceeds of the Debt-for-Equity Exchange for share repurchases. The transaction agreements also provide flexibility to dispose of the Retained Shares following the Distribution through one or more pro rata distributions to Company stockholders (any such distribution, a “Clean-Up Distribution”).

The Separation Agreement also sets forth other agreements among the Company, SpinCo, Amentum and Amentum Equityholder related to the Distribution, including provisions concerning the termination and settlement of intercompany accounts. The Separation Agreement also sets forth agreements that will govern certain aspects of the relationship between the Company, SpinCo, Amentum and Amentum Equityholder after the Distribution, including provisions with respect to release of claims, indemnification, access to financial and other information and access to and provision of records.

Consummation of the Distribution is subject to a number of conditions, including, among others, (i) the effectiveness of the SpinCo Registration Statement, (ii) the completion of the Reorganization, (iii) receipt of customary solvency and surplus opinions, (iv) the Company’s receipt of certain tax opinions, (v) the Company’s receipt of a private letter ruling from the Internal Revenue Service regarding certain U.S. federal income tax consequences of the transactions contemplated by the Merger Agreement and Separation Agreement, and (vi) the satisfaction or waiver of all conditions under the Merger Agreement (other than those conditions that are to be satisfied substantially contemporaneously with the Distribution and/or the Merger, provided that such conditions are capable of being satisfied at such time).

Employee Matters Agreement

On the Signing Date, the Company, SpinCo and Amentum also entered into an Employee Matters Agreement, which governs, among other things, the allocation of liabilities and responsibilities relating to employment matters, employee compensation and benefits plans, and other related matters. The Employee Matters Agreement generally provides that, from and after the Distribution, unless otherwise specified, each of the Company and SpinCo will be responsible for liabilities (whether arising before, on, or after the Distribution) associated with current employees of such party and its subsidiaries and former employees of such party’s business. The Employee Matters Agreement also provides for the treatment of Company equity-based awards held by certain SpinCo employees and directors and includes a requirement for SpinCo to maintain specified compensation and benefits levels for SpinCo employees for the first year following the Distribution.

Certain additional agreements have been or will be entered into in connection with the transactions contemplated by the Merger Agreement and the Separation Agreement, including, among others:

•

a Transition Services Agreement among the Company and SpinCo, pursuant to which each of the Company and SpinCo (as applicable) will, on a transitional basis, provide the other party with certain support services and other assistance after Closing;

•

a Stockholders’ Agreement among SpinCo and Merger Partner Equityholder, pursuant to which the Merger Partner Equityholder will (i) receive certain customary registration and information rights as well as various governance rights, including the right to nominate up to six directors on the board of the combined company (with such nomination rights decreasing and falling away in the event that Merger Partner Equityholder decreases its ownership percentage below certain thresholds) and certain rights to membership on committees and (ii) be subject to certain standstill and lockup restrictions;

•

a Project Services Agreement among the Company and SpinCo, which will set forth the terms and conditions pursuant to which the Company and SpinCo will provide joint services to customers and other shared services contracts and will address treatment for certain contracts that cannot be transferred pursuant to the Reorganization;

•

a Tax Matters Agreement among the Company, SpinCo, Amentum and Amentum Equityholder, which governs, among other things, the parties’ respective rights, responsibilities and obligations with respect to taxes, tax attributes, the preparation and filing of tax returns, responsibility for and preservation of the expected tax-free status of the transactions contemplated by the Separation Agreement and Merger Agreement and certain other tax matters;

Commitment Letter

On November 20, 2023, SpinCo entered into a commitment letter (the “Commitment Letter”) with JPMorgan Chase Bank, N.A. (“JPM”), Morgan Stanley Senior Funding, Inc. (“MSSF”) and Royal Bank of Canada (“Royal Bank” and, together with JPM and MSSF, the “Lenders”) pursuant to which the Lenders have committed to provide a senior secured first lien term loan facility (the “Term Loan Facility”) in an amount of $1.130 billion to SpinCo in connection with the transactions contemplated by the Merger Agreement and the Separation Agreement. The proceeds of any loans under the Term Loan Facility will be used by SpinCo to fund, in part, a cash transfer to the Company and to otherwise fund the other transactions contemplated by the Merger Agreement and the Separation Agreement and to pay related transaction fees and expenses. The commitments under the Commitment Letter are subject to customary closing conditions. Upon consummation of the Merger, SpinCo and its U.S. wholly-owned subsidiaries will, among other things, (i) assist Amentum in designating the Term Loan Facility as an incremental facility under Amentum’s existing debt facility and (ii) become guarantors under the Amentum’s existing debt facility and will pledge substantially all their assets to secure the obligations thereunder (in each case subject to certain customary exceptions).

The Merger Agreement, the Separation Agreement and Employee Matters Agreement have been filed, and the above descriptions have been included, to provide investors and securityholders with information regarding the terms of such agreements. They are not intended to provide any other factual information about the Company, SpinCo, Amentum, Amentum Equityholder, their respective subsidiaries or affiliates, or the SpinCo Business. The Merger Agreement and the Separation Agreement each contain representations and warranties that the Company and SpinCo, on the one hand, and Amentum and Amentum Equityholder on the other hand, made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the contract between the parties to such agreements and may be subject to important qualifications and limitations agreed by the parties in connection with negotiating the terms of such agreements. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to stockholders, or may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts. For the foregoing reasons, such representations and warranties should not be relied upon as statements of factual information.

The foregoing summary descriptions of the Merger Agreement, the Separation Agreement, the Employee Matters Agreement and the transactions contemplated thereby do not purport to be complete and are subject to and qualified in their entirety by reference to the Merger Agreement, the Separation Agreement and the Employee Matters Agreement, copies of which are attached hereto as Exhibit 2.1, Exhibit 2.2 and Exhibit 10.1, respectively, and the terms of which are incorporated herein by reference.

Item 2.02.	Results of Operations and Financial Condition.

The information set forth below under Item 7.01 of this Form 8-K is incorporated by reference into this Item 2.02.

Item 7.01.	Regulation FD Disclosure.

On November 20, 2023, the Company announced the execution of certain definitive agreements providing for a combination of the Company’s SpinCo Business with Amentum on the terms and conditions set forth in such agreements. Copies of the press release and investor presentation regarding such announcement are furnished as Exhibit 99.1 and Exhibit 99.2 to this Form 8-K.

Forward-Looking Statements

Certain statements contained in this communication constitute forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that do not directly relate to any historical or current fact. When used herein, words such as “expects,” “anticipates,” “believes,” “seeks,” “estimates,” “plans,” “intends,” “future,” “will,” “would,” “could,” “can,” “may,” “target,” “goal” and similar words are intended to identify forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements we make concerning our plans to spin off and merge with Amentum the CMS business and the Cyber & Intelligence portions of our Divergent Solutions (DVS) business (hereinafter referred to collectively as the combined business or the combined company) in a proposed transaction that is intended to be tax-free to stockholders for U.S. federal income taxes purposes, Jacobs’ and its stockholders respective ownership percentages in the combined company, the amount of cash proceeds and value to be derived by Jacobs from the transaction and the disposition of Jacobs’ retained stake in the combined company, the expected timing, structure and tax treatment of the proposed transaction, our intent to maintain Jacobs’ investment grade credit profile, the ability of the parties to complete the proposed transaction, the potential benefits and synergies of the proposed transaction, including future financial and operating results and strategic benefits, the description of the combined company’s anticipated revenue, business and growth opportunities, and the combined company’s plans, objectives, expectations and intentions, legal, economic and regulatory conditions, and any assumptions underlying any of the foregoing.

Although such statements are based on Jacobs’ and Amentum’s current estimates and expectations, and/or currently available competitive, financial, and economic data, forward-looking statements are inherently uncertain, and you should not place undue reliance on such statements as actual results may differ materially. We caution the reader that there are a variety of risks, uncertainties and other factors that could cause actual results to differ materially from what is contained, projected or implied by our forward-looking statements.

Such factors include uncertainties as to the structure and timing of the proposed transaction, the impact of the proposed transaction on Jacobs and the combined company if the proposed transaction is completed, the possibility that the proposed transaction may not qualify for the expected tax treatment, the ability to obtain all required regulatory approvals, the possibility that closing conditions for the proposed transaction may not be satisfied or waived, on a timely basis or otherwise, the risk that any consents or approvals required in connection with the proposed transaction may not be received, the risk that the proposed transaction may not be completed on the terms or in the time-frame expected by the parties, unexpected costs, charges or expenses resulting from the proposed transaction, business and management strategies and the growth expectations of the combined entity, risk relating to the combination and integration of the businesses and the ability to implement its business strategy and realize the expected benefits, including the ability to realize the estimated synergies, the inability of Jacobs and the combined entity to retain and hire key personnel, customers or suppliers while the proposed transaction is pending or after it is completed, as well as other factors that may impact Jacobs or the combined business, such as competition from existing and future competitors in its target markets, financial market risks that may affect Jacobs or the combined business, including by affecting Jacobs’ or the combined business’ access to capital, as well as general economic conditions, including inflation and the actions taken by monetary authorities in response to inflation, changes in interest rates and foreign currency exchange rates, changes in capital markets, the impact of a possible recession or economic downturn on our results, prospects and opportunities, and geopolitical events and conflicts, the risk that disruptions from the proposed transaction will impact the Jacobs’ or Amentum’s business, the risk that the separation of the businesses from Jacobs may be more difficult than expected, a possible decrease in the trading price of Jacobs’ shares, as well as factors related to our business or detailed from time to time in Jacobs’ reports filed with the U.S. Securities and Exchange Commission (“SEC”). The foregoing factors and potential future developments are inherently uncertain, unpredictable and, in many cases, beyond our control. For a description of these and additional factors that may occur that could cause actual results to differ from our forward-looking statements see our Annual Report on Form 10-K for the year ended September 29, 2023, and in particular the discussions contained therein under Item 1 - Business; Item 1A - Risk Factors; Item 3 - Legal Proceedings; and Item 7 - Management’s Discussion and Analysis of Financial Condition and Results of Operations, our Quarterly Reports on Form 10-Q, as well as Jacobs’ other filings with the SEC. Jacobs is not under any duty to update any of the forward-looking statements after the date of this presentation to conform to actual results, except as required by applicable law. We encourage you to read carefully the risk factors, as well as the financial and business disclosures contained in our Annual Report on Form 10-K, our Quarterly Report on Form 10-Q and in other documents we file from time to time with the SEC.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated November 20, 2023, by and among Jacobs Solutions Inc., Amazon Holdco Inc., Amentum Parent Holdings LLC and Amentum Joint Venture LP.*

2.2	Separation and Distribution Agreement, dated November 20, 2023, by and among Jacobs Solutions Inc., Amazon Holdco Inc., Amentum Parent Holdings LLC and Amentum Joint Venture LP.*

10.1	Employee Matters Agreement, November 20, 2023, by and among Jacobs Solutions Inc., Amazon Holdco Inc. and Amentum Parent Holdings LLC*

99.1	Press Release, dated November 20, 2023

99.2	Investor Presentation, dated November 20, 2023

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

*

Schedules omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the SEC upon request, provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act, as amended, for any schedule or exhibit so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 21, 2023

JACOBS SOLUTIONS INC.

By:	/s/ Bob Pragada
Name:	Bob Pragada
Title:	Chief Executive Officer